                                                                EXHIBIT 99.2

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.



The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated balance sheet of Dean Witter, Discover and Co. ("DWD") and the historical consolidated statement of financial condition of Morgan Stanley Group Inc. ("Morgan Stanley") giving effect to the Merger as though it had been consummated on the date of such statement after giving effect to the pro forma adjustments described in the notes to the pro forma condensed combined financial statements. The following unaudited pro forma condensed combined statements of income combines the historical consolidated statements of income of DWD and Morgan Stanley giving effect to the Merger, which is intended to be accounted for as a pooling of interests after giving effect to the pro forma adjustments described in the notes to the pro forma condensed combined financial statements. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in DWD's Audited Consolidated Financial Statements for the year ended December 31, 1996, and Related Disclosures, contained in DWD's Current Report on Form 8-K on February 27, 1997, including the notes thereto and the audited consolidated financial statements and other financial information contained in Morgan Stanley's Annual Report on Form 10-K for the fiscal year ended November 30, 1996, including the notes thereto. These unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results and financial position that might have been achieved had the merger occurred as of the beginning of the earliest period presented nor are they necessarily indicative of operating results and financial position which may occur in the future.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                 (IN MILLIONS)

                                                                       DWD        Morgan Stanley
                                                                   Historical       Historical        Pro Forma        Pro Forma
                                                               December 31, 1996  November 30, 1996  Adjustments (a)   Combined
                                                                ------------------------------------------------       ----------
ASSETS
Cash and cash equivalents                                                 $1,999           $4,545                        $6,544
Cash and securities deposited with clearing organizations
  or segregated under federal and other regulations                        2,045            3,164                         5,209
Financial instruments owned:
  U.S. government and agency securities                                      951           11,079                        12,030
  Other sovereign government obligations                                       0           19,473                        19,473
  Corporate and other debt                                                   923           15,978                        16,901
  Corporate equities                                                          40           12,622                        12,662
  Derivative contracts                                                         0           11,220                        11,220
  Physical commodities                                                         0              375                           375
Securities purchased under agreements to resell                            3,564           60,457                        64,021
Securities borrowed                                                        3,866           39,680                        43,546
Receivables:
  Consumer loans (net of allowances of $815)                              22,373                0                        22,373
  Customers, net                                                           2,839            5,761                         8,600
  Brokers, dealers and clearing organizations                                  0            5,421                         5,421
  Fees, interest and other                                                   805            2,065                         2,870
Other assets                                                               3,009            4,606                         7,615
                                                                ------------------------------------------------       ----------
Total assets                                                             $42,414         $196,446                      $238,860
                                                                ------------------------------------------------       ----------


LIABILITIES AND STOCKHOLDERS' EQUITY
Commercial paper and other short-term borrowings                          $5,865          $20,461                       $26,326
Deposits                                                                   7,213                0                         7,213
Financial instruments sold, not yet purchased:
  U.S. government and agency securities                                    1,199           10,196                        11,395
  Other sovereign government obligations                                       0            6,513                         6,513
  Corporate and other debt                                                    64            1,112                         1,176
  Corporate equities                                                          11            8,889                         8,900
  Derivative contracts                                                         0            9,982                         9,982
  Physical commodities                                                         0              476                           476
Securities sold under agreements to repurchase                             3,567           83,296                        86,863
Securities loaned                                                          3,932            8,975                        12,907
Payables:
  Customers                                                                3,433           18,629                        22,062
  Brokers, dealers and clearing organizations                                  0            1,820                         1,820
  Interest and dividends                                                     200            1,478                         1,678
Other liabilities and accrued expenses                                     3,622            2,718                         6,340
Long-term borrowings                                                       8,144           14,498                        22,642
                                                                ------------------------------------------------       ----------
                                                                          37,250          189,043                       226,293
                                                                ------------------------------------------------       ----------
Capital Units                                                                  0              865                           865
                                                                ------------------------------------------------       ----------
Commitments and contingencies

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                 (IN MILLIONS)

                                                             DWD            Morgan Stanley
                                                         Historical           Historical         Pro Forma       Pro Forma
                                                      December 31, 1996    November 30, 1996    Adjustments (a)  Combined
                                                      -----------------------------------------------------     ----------
LIABILITIES AND STOCKHOLDERS' EQUITY
Stockholders' equity:
  Preferred stock                                                    0            1,223                             1,223
  Common stock (1)                                                   3              163            (160) (b)            6
  Paid-in capital (1)                                            2,703            1,144             160  (b)        4,007
  Retained earnings                                              2,973            4,504            (407) (b)        7,070
  Cumulative translation adjustments                                 0              (11)                              (11)
                                                      --------------------------------------------------         ----------
     Subtotal                                                    5,679            7,023            (407)           12,295

  Less:
     Stock compensation related deductions                         (83)              78                                (5)
     Common stock held in treasury, at cost                        598              407            (407) (b)          598
                                                      --------------------------------------------------         ----------
        Total stockholders' equity                               5,164            6,538               0            11,702
                                                      --------------------------------------------------         ----------
Total liabilities and stockholders' equity                     $42,414         $196,446              $0          $238,860
                                                      --------------------------------------------------         ----------

(1) DWD historical amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                       (IN MILLIONS, EXCEPT SHARE DATA)

                                                               DWD           Morgan Stanley
                                                           Historical          Historical
                                                          Twelve Months      Twelve Months
                                                              Ended              Ended               Pro Forma
                                                        December 31, 1996  November 30, 1996         Combined
                                                        ------------------------------------        ------------
Revenues:
Investment banking                                                  $246        $1,944                  $2,190
Principal transactions:
        Trading                                                      449         2,210                   2,659
        Investments                                                    0            86                      86
Commissions                                                        1,163           613                   1,776
Merchant and cardmember fees                                       1,506             0                   1,506
Servicing fees                                                       819             0                     819
Interest and dividends                                             3,587         7,701                  11,288
Asset management and administration                                1,150           582                   1,732
Other                                                                108             8                     116
                                                        --------------------------------            ------------
        Total revenues                                             9,028        13,144                  22,172

Interest expense                                                   1,566         7,368                   8,934
Provision for losses on credit receivables                         1,232             0                   1,232
                                                        --------------------------------            ------------

        Net revenues                                               6,230         5,776                  12,006
                                                        --------------------------------            ------------

Expenses excluding interest:
Compensation and benefits                                          2,208         2,863                   5,071
Occupancy and equipment                                              256           237                     493
Brokerage, clearing and exchange fees                                 43           274                     317
Information processing and communications                            725           271                     996
Business development                                                 857           170                   1,027
Professional services                                                108           226                     334
Other                                                                488           163                     651
                                                        --------------------------------            ------------
        Total expenses excluding interest                          4,685         4,204                   8,889
                                                        --------------------------------            ------------

Income before income taxes                                         1,545         1,572                   3,117
Provision for income taxes                                           594           543                   1,137
                                                        --------------------------------            ------------
Net income                                                          $951        $1,029                  $1,980
                                                        --------------------------------            ------------
Preferred stock dividend requirements                                  0            66                      66
                                                        --------------------------------            ------------
Earnings applicable to common shares (1)                            $951          $963                  $1,914
                                                        --------------------------------            ------------

Average common and common equivalent
   shares outstanding (1) (2)                                341,179,638   153,514,483             594,478,535
Primary earnings per share (2)                                     $2.79         $6.27                   $3.22
Fully diluted earnings per share (2)                               $2.77         $5.96                   $3.14

(1) Amounts shown are used to calculate primary earnings per share.
(2) DWD historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                       (IN MILLIONS, EXCEPT SHARE DATA)

                                                     DWD          Morgan Stanley
                                                 Historical         Historical
                                                Twelve Months      Twelve Months
                                                    Ended              Ended         Pro Forma
                                              December 31, 1995  November 30, 1995    Combined
                                             -------------------------------------- ------------
Revenues:
Investment banking                                       $  182            $ 1,374      $  1,556
Principal transactions:
        Trading                                             479              1,206         1,685
        Investments                                           0                121           121
Commissions                                               1,023                510         1,533
Merchant and cardmember fees                              1,135                  0         1,135
Servicing fees                                              697                  0           697
Interest and dividends                                    3,319              7,211        10,530
Asset management and administration                       1,007                370         1,377
Other                                                        93                  5            98
                                             -------------------------------------- ------------
        Total revenues                                    7,935             10,797        18,732

Interest expense                                          1,515              6,675         8,190
Provision for losses on credit receivables                  744                  0           744
                                             -------------------------------------- ------------

        Net revenues                                      5,676              4,122         9,798
                                             -------------------------------------- ------------

Expenses excluding interest:
Compensation and benefits                                 1,982              2,023         4,005
Occupancy and equipment                                     235                219           454
Brokerage, clearing and exchange fees                        42                247           289
Information processing and communications                   646                243           889
Business development                                        735                139           874
Professional services                                        85                161           246
Other                                                       555                135           690
Relocation charge                                             0                 59            59
                                             -------------------------------------- ------------
        Total expenses excluding interest                 4,280              3,226         7,506
                                             -------------------------------------- ------------

Income before income taxes                                1,396                896         2,292
Provision for income taxes                                  540                287           827
                                             -------------------------------------- ------------
Net income                                               $  856            $   609  $      1,465
                                             -------------------------------------- ------------
Preferred stock dividend requirements                         0                 65            65
                                             -------------------------------------- ------------
Earnings applicable to common shares (1)                 $  856            $   544  $      1,400
                                             -------------------------------------- ------------

Average common and common equivalent
   shares outstanding (1) (2) (3)                   350,725,970        156,073,008   608,246,433
Primary earnings per share (2) (3)                        $2.44              $3.49         $2.30
Fully diluted earnings per share (2) (3)                  $2.44              $3.33         $2.25

(1) Amounts shown are used to calculate primary earnings per share.
(2) DWD historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.
(3) All Morgan Stanley historical share and per share amounts have been retroactively adjusted to give effect for a two-for-one stock split, effected in the form of a 100% stock dividend, which became effective on January 26, 1996.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
(IN MILLIONS, EXCEPT SHARE DATA)

                                                    DWD           Morgan Stanley
                                                 Historical         Historical
                                                Twelve Months      Twelve Months
                                                    Ended              Ended           Pro Forma
                                              December 31, 1994  November 30, 1994      Combined
                                             -------------------------------------- ---------------
Revenues:
Investment banking                                       $  198             $  904      $  1,102
Principal transactions:
        Trading                                             422              1,192         1,614
        Investments                                           0                154           154
Commissions                                                 874                449         1,323
Merchant and cardmember fees                                940                  0           940
Servicing fees                                              586                  0           586
Interest and dividends                                    2,507              6,208         8,715
Asset management and administration                         973                344         1,317
Other                                                       102                  4           106
                                             -------------------------------------- --------------
        Total revenues                                    6,602              9,255        15,857

Interest expense                                          1,048              5,649         6,697
Provision for losses on credit receivables                  548                  0           548
                                             -------------------------------------- --------------

        Net revenues                                      5,006              3,606         8,612
                                             -------------------------------------- --------------

Expenses excluding interest:
Compensation and benefits                                 1,764              1,771         3,535
Occupancy and equipment                                     228                193           421
Brokerage, clearing and exchange fees                        45                231           276
Information processing and communications                   552                215           767
Business development                                        607                166           773
Professional services                                        85                159           244
Other                                                       510                124           634
                                             -------------------------------------- --------------
        Total expenses excluding interest                 3,791              2,859         6,650
                                             -------------------------------------- --------------

Income before income taxes                                1,215                747         1,962
Provision for income taxes                                  474                231           705
                                             -------------------------------------- --------------
Net income                                               $  741             $  516  $      1,257
                                             -------------------------------------- --------------
Preferred stock dividend requirements                         0                 65            65
                                             -------------------------------------- --------------
Earnings applicable to common shares (1)                 $  741             $  451  $      1,192
                                             -------------------------------------- --------------

Average common and common equivalent
   shares outstanding (1) (2) (3)                   346,717,026        157,578,446   606,721,462
Primary earnings per share (2) (3)                        $2.14              $2.86         $1.96
Fully diluted earnings per share (2) (3)                  $2.14              $2.75         $1.93

(1) Amounts shown are used to calculate primary earnings per share.
(2) DWD historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.
(3) All Morgan Stanley historical share and per share amounts have been retroactively adjusted to give effect for a two-for-one stock split, effected in the form of a 100% stock dividend, which became effective on January 26, 1996.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS



Note (a): Basis of Presentation

The unaudited pro forma condensed combined statement of financial condition combines the historical consolidated balance sheet of DWD at December
31, 1996 with the historical consolidated statement of financial condition of Morgan Stanley at November 30, 1996. The unaudited pro forma condensed combined statements of income combine the historical consolidated statements of income of DWD for the years ended December 31, 1996, 1995 and 1994 with the historical consolidated statements of income of Morgan Stanley for the fiscal year ended November 30, 1996, and the twelve months ended November 30, 1995 and 1994 (recast to reflect a twelve month presentation). Certain amounts reflected in the historical financial statement presentations of both companies have been reclassified to conform to the unaudited pro forma condensed combined presentation.


The unaudited pro forma condensed combined financial statements exclude the effect of (i) the positive effects of potential increased revenues or operating synergies which may be achieved upon combining the resources of the companies
(ii) investment banking, legal and miscellaneous transaction costs of the Merger, which will be reflected as an expense in the period the Merger is consummated, and (iii) costs associated with the integration and consolidation of the companies which are not presently estimable.


Transactions between DWD and Morgan Stanley are not material in relation to the unaudited pro forma condensed combined financial statements and therefore, intercompany balances have not been eliminated from the pro forma combined amounts. DWD and Morgan Stanley are in the process of reviewing their respective accounting policies and do not expect there to be any significant adjustments necessary in order to conform such policies.

In January 1997, DWD acquired Lombard Brokerage, Inc. which was accounted for as a purchase transaction. During 1996, Morgan Stanley acquired Miller Anderson & Sherrerd, LLP and Van Kampen American Capital, Inc., both accounted for as purchase transactions. Subsequent to fiscal 1996 year-end, Morgan Stanley announced that it had reached an agreement with Barclays PLC to acquire its institutional global custody business. No pro forma effect has been given to these transactions as the effect is not material.

    NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS



Note (b):  Pro Forma Adjustments

The pro forma adjustments to common stock, paid-in capital and retained earnings accounts at December 31, 1996 reflect (i) an exchange of 153.3 million shares of common stock, par value $1.00 per share of Morgan Stanley for 253.0 million shares (using the exchange ratio of 1.65) of common stock, par value $.01 per share of DWD and (ii) the cancellation and retirement of all shares of Morgan Stanley common stock held in treasury. The number of shares of DWD common stock to be issued at consummation of the Merger will be based upon the actual number of shares of Morgan Stanley common stock outstanding at that time.



Note (c): Pro Forma Earnings Per Share

The pro forma combined primary and fully diluted earnings per common share for the respective periods presented are based on the combined weighted average number of common shares and share equivalents of DWD and Morgan Stanley.
The number of common shares and share equivalents of Morgan Stanley is based on an exchange ratio of 1.65 shares of DWD common shares for each issued and outstanding share and share equivalent of Morgan Stanley.